UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
ALPS SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALPS SERIES TRUST

Clarkston Founders Fund

Clarkston Fund

Clarkston Partners Fund

December 26, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders of the Clarkston Founders Fund, the Clarkston Fund, and the Clarkston Partners Fund, each a series of the ALPS Series Trust, at a meeting to be held on February 13, 2019. During the Meeting, the shareholders of each Fund will vote separately on a proposal to approve a new investment advisory agreement with Clarkston Capital Partners, LLC (“Clarkston”).

Clarkston currently serves as the adviser to the Funds and is responsible for the day-to-day management of each Fund’s assets. Clarkston is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018, subject to certain conditions to closing, the ownership interests of the principal owners of Clarkston will be restructured and the ownership interest of one principal owner will be reduced below 25%. This reduction in ownership below 25% is deemed to be a “change in control” of Clarkston for the purpose of the Investment Company Act of 1940, as amended and will cause the automatic termination of the current advisory agreement, this assignment will automatically terminate the advisory agreement. Although the ownership interests of the principals will be restructured, the management of Clarkston will remain the same. No third parties will be introduced into the ownership structure, and all owners will have the same controlling influence over Clarkston after the Transaction as they did before the Transaction.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Clarkston who provide services to each Fund are expected to remain the same.

To provide for continuity in the investment management of the Funds, you are being asked to approve a new advisory agreement with Clarkston. Under the new advisory agreement, Clarkston will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, for the same fees that are currently in effect.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call toll-free at 1-800-290-6427.

Very truly yours,

/s/ Jeremy O. May

Jeremy O. May
President of ALPS Series Trust

ALPS SERIES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on

February 13, 2019

1290 Broadway, Suite 1100

Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Clarkston Founders Fund, Clarkston Fund, and Clarkston Partners Fund (each a “Fund” and collectively, the “Funds”), each a series of ALPS Series Trust (the “Trust”), will be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on February 13, 2019 at 10:00 a.m. Mountain time.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.	(For each Fund) To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Funds as of the close of business on December 3, 2018 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Funds, or by voting in person at the Meeting.

Proposal:

Clarkston serves as the adviser to the Funds and is responsible for the day-to-day management of each Fund’s assets.

Clarkston is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018, subject to certain conditions to closing, the ownership interests of the principal owners of Clarkston will be restructured and the ownership interest of one principal owner will be reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of Clarkston for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change of control” will constitute an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between Clarkston and the Trust, with respect to the Funds. Under the 1940 Act and the terms of the advisory agreement, this assignment will automatically terminate the advisory agreement. Although the ownership interests of the principals will be restructured, the management of Clarkston will remain the same. No third parties will be introduced into the ownership structure, and all owners will have the same controlling influence over Clarkston after the Transaction as they did before the Transaction.

The completion of the Transaction is contemplated to occur on or about December 31, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Clarkston for the purpose of the 1940 Act and, therefore, result in the termination of the Funds’ current investment advisory agreement with Clarkston (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved an interim and a new investment advisory agreement (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement will take effect on the Closing Date and the New Advisory Agreement will take effect if approved by shareholders of a Fund. The Interim Agreement and the New Agreement will allow Clarkston to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Clarkston will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Clarkston who provide services to each Fund are expected to remain the same.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS Series Trust,
on behalf of the Funds

/s/ Richard M. Noyes

Richard M. Noyes
Secretary

December 26, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on February 13, 2019 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.proxyonline.com/docs/ClarkstonFunds2019.pdf. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-800-290-6427. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of each Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with each Fund’s annual report. You may request a copy of the annual report by calling 1-844-680-6562 or by visiting the Funds’ website at www.Clarkstonmutualfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Funds and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Clarkston has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Funds as of the close of business on December 3, 2018 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on February 13, 2019 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Funds, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of each Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call 1-844-680-6562, or write to ALPS Fund Services, Inc., P.O. Box 1920, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call toll free at 1-800-290-6427.

Proposal

Q. What is happening?

A. Clarkston serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

Clarkston is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018, subject to certain conditions to closing, the ownership interests of the principal owners of Clarkston will be restructured and the ownership interest of one principal owner will be reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of Clarkston for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change of control” will constitute an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between Clarkston and the Trust, with respect to the Funds. Under the 1940 Act and the terms of the advisory agreement, this assignment will automatically terminate the advisory agreement. Although the ownership interests of the principals will be restructured, the management of Clarkston will remain the same. No third parties will be introduced into the ownership structure, and all owners will have the same controlling influence over Clarkston after the Transaction as they did before the Transaction.

The completion of the Transaction is contemplated to occur on or about December 31, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Clarkston for purposes of the 1940 Act and, therefore, result in the termination of the Funds’ current investment advisory agreement with Clarkston (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved an interim and a new investment advisory agreement (the “Interim Agreement” and the “New Advisory Agreement”). Collective shareholder approval of the New Advisory Agreement by each of the Clarkston Founders Fund, the Clarkston Fund, or the Clarkston Partners Fund is not a requirement for the New Advisory Agreement to take effect. The New Advisory Agreement will take effect for each Fund whose shareholders cast the requisite vote in favor of the proposal because the approval of the proposal by a Fund is not contingent on the approval of the proposal by any other Fund. If a Fund does not cast the requisite vote in favor of the proposal, the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

The Interim Agreement and the New Agreement will allow Clarkston to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Clarkston will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

Q. How will the Transaction or the approval of a New Advisory Agreement affect me as a Fund Shareholder?

A. No Fund’s investment objectives or investment strategies will change as a result of the approval of the New Advisory Agreement or the completion of the Transaction, and you will still own the same shares in each Fund. The terms of the New Advisory Agreement are the same as the Current Advisory Agreement in all material respects except that there will be a new commencement date and initial term. The advisory fee rates payable to Clarkston will remain the same as under the Current Advisory Agreement.

If approved by the shareholders, the New Advisory Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The Clarkston portfolio managers who currently manage the Funds will continue to manage the Funds under the New Advisory Agreement. Each Fund is also expected to enter into a fee waiver letter agreement with Clarkston with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

Q. Will there be any changes to the Funds’ portfolio managers?

A. The Funds’ portfolio managers will remain the same immediately following the Closing Date.

Q. Will the Funds’ names change as a result of the Transaction?

A. No. No Fund’s name will change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on November 29, 2018, and recommends that you vote FOR the Proposal.

Q. What will happen if shareholders of the Funds do not approve the New Advisory Agreement?

A. Shareholder approval of the New Advisory Agreement by the Clarkston Founders Fund, the Clarkston Fund, or the Clarkston Partners Fund is not a requirement for the Transaction to be completed. But, if a Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS SERIES TRUST

Clarkston Founders Fund

Clarkston Fund

Clarkston Partners Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on February 13, 2019

1290 Broadway

Suite 1100

Denver, Colorado 80203

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Series Trust (the “Trust”), on behalf of the Clarkston Founders Fund, the Clarkston Fund, and the Clarkston Partners Fund (each a “Fund”, and collectively the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on February 13, 2019 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about December 26, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”) and/or its affiliates, (iii) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (iv) AST Fund Solutions, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.	(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Clarkston (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on December 3, 2018 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Funds will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Clarkston Founders Fund	3,013,379
Clarkston Fund	2,702,087
Clarkston Partners Fund	66,389,009

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
General Overview
Evaluation by the Board
Information about the Clarkston Mutual Fund Advisors Trust
Information about Other Service Providers
General Information
Voting Information
Exhibit A: Form of New Advisory Agreement
Exhibit B: Data Regarding Current and New Advisory Agreement

GENERAL OVERVIEW

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Transaction

Clarkston serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

Clarkston is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018, subject to certain conditions to closing, the ownership interests of the principal owners of Clarkston will be restructured and the ownership interest of one principal owner will be reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of Clarkston for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change of control” will constitute an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between Clarkston and the Trust, with respect to the Funds. Under the 1940 Act and the terms of the advisory agreement, this assignment will automatically terminate the advisory agreement. Although the ownership interests of the principals will be restructured, the management of Clarkston will remain the same. No third parties will be introduced into the ownership structure, and all owners will have the same controlling influence over Clarkston after the Transaction as they did before the Transaction.

The completion of the Transaction is contemplated to occur on or about December 31, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Clarkston for purposes of the 1940 Act and, therefore, result in the termination of the Funds’ current investment advisory agreement with Clarkston (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved an interim and a new investment advisory agreement (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement will take effect on the Closing Date and the New Advisory Agreement will take effect if approved by shareholders of a Fund. The Interim Agreement and the New Agreement will allow Clarkston to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

New Advisory Agreement

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Clarkston will continue to provide investment advisory services subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Advisory Agreement and for the same fees that are currently in effect.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Clarkston who provide services to the Funds will remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or Clarkston (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Funds. Clarkston is not proposing any changes to these existing service providers at this time.

Shareholders of the Funds are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Funds, and Clarkston. Approval of the New Advisory Agreement is being sought so that the operation of the Funds can continue without interruption.

Board Approval and Recommendation

During its meeting on November 29, 2018, the Board of Trustees considered various factors relating to the Transaction and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by Clarkston at the Board’s request.

On November 29, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Advisory Agreement and (ii) unanimously recommended that Shareholders of the Funds approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Advisory Agreement

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Funds:

●	the date of the Current Advisory Agreement;

●	the date on which the Current Advisory Agreement were last approved by the Board;

●	the aggregate amount of Clarkston’s advisory fee and the amount and purpose of any other payments by the Funds or Clarkston, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2018;

●	whether Clarkston has waived, reduced or otherwise agreed to reduce its compensation with respect to the Funds under any applicable contract.

Except as described below, the terms of the New Advisory Agreement are the same in all material respects except that there will be a new initial term. The Prior Agreement was renewed by the Board of Trustees on August 23, 2018.

Services Provided

Under the terms of the Current Advisory Agreement, Clarkston serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, Clarkston provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Generally, Clarkston determines from time to time what securities and other investments will be purchased, retained or sold by the Funds, and provides such services for the Funds in accordance with the Funds’ investment objectives, policies, and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Clarkston’s responsibilities and obligations under the New Advisory Agreement for the Funds will be substantively identical to those under the Current Advisory Agreement.

Compensation

Fund	Fee Rates (annualized rate)
Clarkston Founders Fund	0.75% of the average daily net assets of the Fund
Clarkston Fund	0.50% of the average daily net assets of the Fund
Clarkston Partners Fund	0.80% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

The advisory fee rates payable to Clarkston under the New Advisory Agreement will be identical to the fee rates payable under the Current Advisory Agreement.

Each Fund is also expected to enter into a new fee waiver letter agreement with Clarkston with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

Liability of Clarkston

Under the terms of the Current Advisory Agreement, Clarkston assumes no responsibility under this Agreement other than to render the services called for under the Agreement. Clarkston is not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. Clarkston has no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by Clarkston for inclusion in the registration statement.

Term and Termination

The Current Advisory Agreement provides that it shall remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)  the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)  Clarkston may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Funds; and

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder),

In the event of the assignment of the Current Advisory Agreement, Clarkston shall notify the Trust on behalf of the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with Clarkston.

The New Advisory Agreement will have an initial term of one (1) year, and otherwise will be substantively identical to the Current Advisory Agreement. The commencement date of the New Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Portfolio Management

Each Fund’s portfolio managers will remain the same immediately following the Closing Date.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

Assuming a quorum is present, approval of the Proposal separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

Effect if the Proposal is Not Approved

Collective shareholder approval of the New Advisory Agreement by each of the Clarkston Founders Fund, the Clarkston Fund, or the Clarkston Partners Fund is not a requirement for the New Advisory Agreement to take effect. The New Advisory Agreement will take effect for each Fund whose shareholders cast the requisite vote in favor of the proposal because the approval of the proposal by a Fund is not contingent on the approval of the proposal by any other Fund. If a Fund does not cast the requisite vote in favor of the proposal, the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL

***

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met in person on November 29, 2018 to evaluate, among other things, the Transaction, Clarkston, and to determine whether approving the New Agreement was in the best interests of each Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by Clarkston; communicated with senior representatives of Clarkston regarding its personnel, operations and financial condition. The Board also discussed the terms of the Transaction and the New Agreement, and considered their possible effects on each Fund and its shareholders.

During this meeting, the representatives of Clarkston indicated their belief that the Transaction would not adversely affect (i) the continued operation of any Fund; or (ii) the capability of Clarkston to continue to provide the same level of advisory services to any Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to a Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from Clarkston that the way each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of the New Agreement, including the fees payable by each Fund, are substantively identical to the material terms of the Prior Agreement;

(iii) the history, reputation, qualifications and background of Clarkston and their key personnel;

(iv) the fact that Fund shareholders will not bear any costs relating to the Transaction, insofar as Clarkston and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v) information provided by representatives of Clarkston regarding the anticipated impact of the Transaction; and

(vi) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of each Fund review each Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on November 29, 2018 and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from Clarkston. In response to these requests, the Independent Trustees received reports from Clarkston that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts.

At the November 29, 2018 meeting, the Trustees met in person and discussed with representatives from Clarkston the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Clarkston in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider Clarkston’s recommendations as to the approval of the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Trustees recalled their recent renewal of the current investment advisory agreement during which they evaluated the nature, extent and quality of services provided to the Clarkston Funds. The Trustees reviewed and considered Clarkston Capital’s personnel, its history as an asset manager and its performance. The Trustees also discussed the research and decision-making processes utilized by Clarkston Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Clarkston Funds.

The Trustees reviewed the background and experience of Clarkston Capital’s management relating to the Clarkston Funds, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management, and noted that the Transaction would not result in a change in portfolio managers. They also discussed the resources of Clarkston Capital devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with Clarkston Capital, including the Clarkston Capital’s responsiveness and compliance record.

Investment Advisory Fee Rate: The Trustees reviewed and considered the proposed annual advisory fee to be paid by the Trust on behalf of each Clarkston Fund to Clarkston Capital, noting that the fees would not change as a result of the transaction.

The Trustees considered the information they received when the current investment advisory agreement was recently renewed, comparing each Clarkston Fund’s contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by FUSE, an independent provider of investment company data, which screened retail and institutional funds with similar strategies and comparable fee structures of the Clarkston Funds, and excluded all others. Each FUSE peer group consisted of the applicable Clarkston Fund and several other funds identified by FUSE using similar strategies with comparable fee structures.

The Trustees also noted that Clarkston Capital managed other institutional and strategic accounts, and model delivery service clients, using investment strategies similar to the strategies of the Clarkston Funds, and reviewed the fee structures for, and services rendered to, such clients. Bearing in mind the limitations of comparing different types of accounts and the different levels of service typically associated with such accounts, the Trustees noted that the fee structures applicable to Clarkston Capital’s other clients employing a comparable strategy to any Clarkston Fund were not indicative of any unreasonableness with respect to the advisory fee payable by such Clarkston Fund.

Performance: The Trustees recalled their discussion of performance of each Clarkston Fund when the current investment advisory agreement was recently renewed. They reviewed performance information for each Clarkston Fund’s through September 30, 2018 provided by Clarkston Capital, including sector allocations and attribution results. They noted that the performance of each Fund trailed the relevant benchmark index since inception and further noted the relatively short performance period for all the Clarkston Funds, especially the Clarkston Founders Fund. They discussed information provided related to the upside and downside capture ratio of the Clarkston Capital strategy, as well as recent cash position of the strategy, and how that information reflects the risk of investing in the Funds. They considered the adviser’s confidence that the valuations of the companies in the portfolios would be realized over the long term.

Profitability: The Trustees received and considered actual and estimated profitability analyses provided by Clarkston Capital when the current investment advisory agreement was recently renewed, as well as Clarkston Capital’s confirmation that profitability has not materially changed since the last renewal. The Trustees considered the profits, if any, realized and anticipated to be realized by Clarkston Capital relating to the operation of each Clarkston Fund. The Trustees then considered the financial condition of Clarkston Capital. They concluded that any profits would remain reasonable after the Transaction.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to each Clarkston Fund would be passed along to the shareholders under the Investment Advisory Agreement. The Trustees concluded that the expense limitation provided by Clarkston Capital was a benefit to shareholders and, based on current asset levels, adequately addressed the issue.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Clarkston Capital from its relationship with each Clarkston Fund, including research services.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Clarkston Capital. In evaluating Clarkston Capital and the fees to be charged under the proposed Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	each Clarkston Fund’s contractual advisory fee was not unreasonable;
●	the nature, extent and quality of services to be rendered by Clarkston Capital under the proposed Investment Advisory Agreement were adequate;
●	bearing in mind the relatively short performance history of the Clarkston Funds, the performance of each Clarkston Fund was acceptable;
●	the estimated profitability of Clarkston Capital relating to the management of each Clarkston Fund was not unreasonable; and
●	there were no material economies of scale or other material incidental benefits accruing to Clarkston Capital because of its relationship with each Clarkston Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the shareholders of each Fund that they approve the New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Funds. At the present time, three (3) of the four (4) Trustees are classified as Independent Trustees and following the Transaction, all four (4) of the Independent Trustees will continue to be classified as such.

In addition, the Funds are also expected to enter into a new fee waiver letter agreement with Clarkston with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

INFORMATION ABOUT CLARKSTON CAPITAL PARTNERS, LLC

Clarkston Capital Partners, LLC (“Clarkston”) is currently engaged to manage the investments of the Funds in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Clarkston and the Board of Trustees. Clarkston is located at 91 West Long Lake Road, Bloomfield Hills, MI 48304. As of October 31, 2018, Clarkston had approximately $3.64 billion in assets under management.

Information regarding the principal executive officers and directors of Clarkston their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Clarkston)	Position(s) with the Funds (if any)
Jeffrey A. Hakala	Member, Chief Executive Officer and Chief Investment Officer	Portfolio Manager
Gerald W. Hakala	Member and Managing Partner, Equities	Portfolio Manager
Jeremy J. Modell	Member, Managing Partner and Portfolio Manager, Fixed Income	None

*	The business address for each person listed is 91 West Long Lake Road, Bloomfield Hills, MI 48304.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Funds’ shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Clarkston Founders Fund	3,013,379
Clarkston Fund	2,702,087
Clarkston Partners Fund	66,389,009

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

Clarkston Founders Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Institutional	National Financial Services LLC Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,039,688.013 (Record)	35%
Institutional	Charles Schwab & Co Inc Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,858,996.965 (Record)	62%

Clarkston Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Institutional	National Financial Services Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	533,227.558 (Record)	20%
Institutional	Charles Schwab & Co Inc Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,073,182.434 (Record)	77%

Clarkston Partners Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Founders	Brown Brothers Harrimann & Co on behalf of BBH Private Banking 140 Broadway New York, NY 10005-1108	32,325,217.711 (Record)	96%
Institutional	National Financial Services Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	4,131,106.196 (Record)	13%
Institutional	Raymond James Attn Courtney Waller 880 Carillon Pkwy Saint Petersburg, FL 33716-1100	13,939,568.209 (Record)	42%
Institutional	Charles Schwab & Co Inc Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	11,398,179.476 (Record)	35%

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds.

Any person owning more than 25% of the outstanding shares of the Funds may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Clarkston or any person controlling, controlled by or under common control with Clarkston. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since October 1, 2017, to which Clarkston was a party.

Other Information

During the most recent fiscal year ended September 30, 2018, no commissions were paid by the Funds to a broker affiliated with Clarkston.

Payment of Solicitation Expenses

Clarkston will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The aggregate cost of the proxy solicitation is expected to be approximately $74,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Funds has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-800-290-6427.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-844-680-6562, write to ALPS Fund Services, Inc., P.O. Box 1920, Denver, Colorado 80201, or visit www.clarkstonfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of each Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

The presence at the Meeting of holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum for that Fund.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below).

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Funds as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Funds. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call toll free at 1-800-290-6427. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Advisory Agreement
EXHIBIT B:	Data Regarding Current Advisory Agreement and New Advisory Agreement

EXHIBIT A

ALPS SERIES TRUST

CLARKSTON CAPITAL PARTNERS, LLC

FORM OF INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of ____________ _____, ____, by and between the ALPS Series Trust (the “Trust”), a Delaware statutory trust, on behalf of the funds listed in APPENDIX A hereto, each a series of shares of the Trust (collectively, the “Funds” and individually, a “Fund”), and Clarkston Capital Partners, LLC, a Michigan limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Funds as series of shares in the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Board of Trustees of the Trust (the “trustees” or the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Obligations of the Investment Adviser.

(a)  Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(i) manage the investment and reinvestment of the assets of the Funds;

(ii) continuously review, supervise, and administer the investment program of the Funds;

(iii) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Funds and what portion of each Fund’s assets shall be held uninvested;

(iv) provide the Trust and the Funds with records concerning the Adviser’s activities under this Agreement that the Trust and the Funds are required to maintain;

(v) render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities, including, but not limited to, reviewing investment policies and investment selection with the trustees every quarter;

(vi)  provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services consistent with each Fund’s investment program;

(vii)  furnish the Trust with information the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing;

(viii) provide the Trust, upon reasonable notice, with access to the Adviser’s offices to review Fund records maintained by the Adviser; and

(ix) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with: (i) such policies as the trustees may from time to time establish, including, but not limited to, the Trust’s Declaration of Trust dated January 12, 2012 and its By-Laws; (ii) the Funds’ objectives, policies and limitations as set forth in each Fund’s prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser (each a “Sub-Adviser”). In such case, the Adviser will oversee the Sub-Adviser in carrying out the Services. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Funds.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected, subject to the individual consent of such persons to serve and to any limitations imposed by law. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Funds under this Agreement shall be the property of the Trust and the Funds and, upon request therefor, the Adviser shall surrender to the Trust and the Funds such of the books and records so requested.

2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients and that the total commission paid by the Funds will be reasonable in relation to the benefits to the Funds and the Adviser’s other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser or the Sub-Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion.

3. Compensation of the Adviser. The Clarkston Partners Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.80% of the average daily net assets of the Clarkston Partners Fund. The Clarkston Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.50% of the average daily net assets of the Clarkston Fund. The Clarkston Founders Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.75% of the average daily net assets of the Clarkston Founders Fund. These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s prospectus and/or statement of additional information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

4. Status of Investment Adviser. The services of the Adviser to the Trust and the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Funds are not impaired thereby and provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Trust or the Funds. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Permissible Interests. Trustees, agents and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, stockholders or otherwise; and directors, partners, officers, agents and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by the Funds in accordance with the Funds’ Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Funds in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Funds to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Funds’ approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Funds, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Funds, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Funds or required by applicable law, including the Employee Retirement Income Security Act (ERISA), and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Funds.

8. Information and Reports. The Adviser shall keep the Funds informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser shall provide the Trust on behalf of the Funds and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust on behalf of the Funds may from time to time reasonably request.

(a)  Prior to each regular meeting of the Board of the Trust on behalf of the Funds, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Funds during the most recently completed quarter, which reports shall include the Adviser’s compliance with each Fund’s investment objectives and policies and the 1940 Act and applicable rules and regulations under the 1940 Act, each of which shall be in such form as may be mutually agreed upon by the Adviser and the Funds.

(b)  Each of the Adviser and the Trust on behalf of the Funds shall provide the other party with a list, to the best of the Adviser’s or the Trust’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Trust, as the case may be, and each of the Adviser and Trust agrees promptly to update such list whenever the Adviser or the Trust becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c)  The Adviser shall also provide the Trust on behalf of the Funds with any information reasonably requested by the Trust on behalf of the Funds regarding the Adviser’s management of the Funds’ assets required for any shareholder report, amended registration statement or supplement to the prospectus or statement of additional information to be filed by the Trust on behalf of the Funds with the U.S. Securities and Exchange Commission (the “SEC”).

9. Term. This Agreement shall remain in effect for an initial term of one year from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)  the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)  the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Funds;

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(d) the terms of paragraphs 6, 9, 11 and 15 of this Agreement shall survive the termination of this Agreement.

In the event of the assignment of this Agreement, the Adviser shall notify the Trust on behalf of the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors/trustees who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

11. Applicable Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

12. Representations and Warranties.

(a) Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows:

(i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Michigan and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement;

(iii) the Adviser will maintain, keep current and preserve on behalf of the Fund all books and records: (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) and any records reasonably related thereto; or (ii) required in connection with such recordkeeping responsibilities as may be delegated by the Trust on behalf of the Funds to the Adviser from time to time. The Adviser agrees that such records are the property of the Funds, and shall be surrendered to the Funds promptly upon request. The Trust on behalf of the Funds acknowledges that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation;

(iv) the Adviser shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Trust on behalf of the Funds with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written Code of Ethics adopted by and on behalf of the Trust on behalf of the Funds. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Trust on behalf of the Funds that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and that no persons covered under its Code of Ethics have divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if a violation of the Code of Ethics of the Trust on behalf of the Funds or a violation of the Code of Ethics of the Adviser has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Trust a written report that complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Trust to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph;

(v) the Adviser has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Funds could affect the Funds, by the Funds, of “Federal Securities Laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust on behalf of the Funds. The Adviser agrees to cooperate with periodic reviews by the Trust’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Trust’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Trust on behalf of the Funds of any compliance violations that affect the Funds’ assets;

(vi) the Adviser will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Funds necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement; and

(vii) the Adviser will immediately notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows:

(i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;

(ii) the Trust is registered as an investment company with the SEC under the 1940 Act;

(iii) shares of the Trust are registered for offer and sale to the public under the 1933 Act; and

(iv) such registrations will be kept in effect during the term of this Agreement.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Clarkston Capital Partners, LLC

91 West Long Lake

Bloomfield Hills, MI 48304

Attn: David W. Rumph, CPA

To the Trust or the Fund at:

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: Secretary

14. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Funds, and: (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Funds; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Funds by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.

15. Use of Names. The Trust and the Adviser acknowledge that all rights to the name “ALPS Series Trust” or any variation thereof belong to the Trust. The Trust acknowledges that all rights to the name “Clarkston Capital Partners” and “Clarkston” belongs to the Adviser, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ALPS SERIES TRUST	CLARKSTON CAPITAL PARTNERS, LLC

By: Jeremy O. May	By:
Title: President	Title:

APPENDIX A

LIST OF FUNDS

Clarkston Partners Fund

Clarkston Fund

Clarkston Founders Fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW ADVISORY AGREEMENT

A.	Dates of Current Agreement

Current Agreement	Last approved by Board on	Last approved by Shareholders on
Clarkston Founders Fund	August 23, 2018	April 27, 2016
Clarkston Fund	August 23, 2018	September 8, 2015
Clarkston Partners Fund	August 23, 2018	September 8, 2015

B.	Advisory Fee Rates Under Current and New Advisory Agreement for the Funds.

Fund	Fee Rates (annualized rate)
Clarkston Founders Fund	0.75% of the average daily net assets of the Fund
Clarkston Fund	0.50% of the average daily net assets of the Fund
Clarkston Partners Fund	0.80% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

The management fee payable to Clarkston under the New Advisory Agreement will be the same as under the Current Advisory Agreement.

B-1

C.	Payments to Clarkston During the Fiscal Year Ended September 30, 2018.

Aggregate Advisory Fees Paid by the Fund to Clarkston for Fiscal Year Ended 9/30/18	Aggregate Other Payments by the Fund to Clarkston for Fiscal Year Ended 9/30/18	Aggregate Other Payments by the Fund to Affiliates of Clarkston or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/18
$5,951,448	$0	$0

E.	Whether Clarkston Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

Clarkston has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit each Fund’s Total Annual Fund Operating Expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses.

Clarkston Founders Fund

Clarkston has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.80% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. Clarkston may not terminate this agreement without the approval of the Fund’s Board of Trustees. Clarkston will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time Clarkston waives or limits the expenses; or (2) the contractual expense limit in effect at the time Clarkston seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by Clarkston more than three years after the date on which the fee or expense was waived or limited or assumed and paid by Clarkston, as calculated on a monthly basis.

Clarkston Fund

Clarkston has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder services fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. Clarkston may not terminate this agreement without the approval of the Fund’s Board of Trustees. Clarkston will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time Clarkston waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by Clarkston more than three years after the end of the date on which the fee or expense was waived or limited or assumed and paid by Clarkston, as calculated on a monthly basis.

B-2

Clarkston Partners Fund

Clarkston has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.85% of the Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares. This agreement is in effect through January 31, 2020. Clarkston may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time Clarkston waives or limits the expenses; or (2) the contractual expense limit in effect at the time Clarkston seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by Clarkston more than three years after the date on which the fee or expense was waived or limited or assumed and paid by Clarkston, as calculated on a monthly basis.

PROXY CARD

CLARKSTON FUNDS

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (800) 290-6427 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **SAMPLE BALLOT ONLY**

CLARKSTON FOUNDERS FUND
A SERIES OF ALPS SERIES TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jeremy O. May, Kimberly R. Storms, and Richard C. Noyes, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Clarkston Founders Fund (the "Fund") to be held at 10:00 a.m. Mountain Time on February 13, 2019, at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 13, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/clarkston2019.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 290-6427.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD

CLARKSTON FUNDS

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (800) 290-6427 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **SAMPLE BALLOT ONLY**

CLARKSTON FUND
A SERIES OF ALPS SERIES TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jeremy O. May, Kimberly R. Storms, and Richard C. Noyes, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Clarkston Fund (the "Fund") to be held at 10:00 a.m. Mountain Time on February 13, 2019, at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 13, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/clarkston2019.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 290-6427.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD

CLARKSTON FUNDS

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (800) 290-6427 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **SAMPLE BALLOT ONLY**

CLARKSTON PARTNERS FUND
A SERIES OF ALPS SERIES TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jeremy O. May, Kimberly R. Storms, and Richard C. Noyes, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Clarkston Partners Fund (the "Fund") to be held at 10:00 a.m. Mountain Time on February 13, 2019, at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 13, 2019. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/clarkston2019.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 290-6427.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.